POWER OF ATTORNEY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, Charles I. Wikelius, and Wayne
A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the attached list that have been filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        SIGNATURE                      TITLE                          DATE

   /s/ Jan R. Carendi         Director and Chairman of the Board    09/22/2006
   Jan R. Carendi


   /s/ Gary C. Bhojwani       Director and Chief Executive Officer  03/12/2007
   Gary C. Bhojwani


  _____________________       Director                              ___________
   Jill E. Paterson


   /s/ Gabby Matzdorff        Senior Vice President and             08/24/2006
   Gabby Matzdorff            Chief Financial Officer


   /s/ Peter Huehne            Director                             09/25/2006
   Peter Huehne


   /s/ Dr. Helmut Perlet      Director                              09/26/2006
   Dr. Helmut Perlet


   /s/ Charles Kavitsky       Director                              08/23/2006
   Charles Kavitsky


   /s/ Joseph J. Beneducci    Director                              04/24/2007
   Joseph Beneducci

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                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                  REGISTERED VARIABLE LIFE AND ANNUITY PRODUCTS


        ALLIANZ LIFE VARIABLE ACCOUNT A                     33 ACT NO.
        ValueLife                                             33-11158
        Valuemark Life                                        33-15464
        Life Fund VUL                                        333-60206

        ALLIANZ LIFE VARIABLE ACCOUNT B                     33 ACT NO.
        Valuemark II                                          33-23035
        Valuemark III                                         33-72046
        VIP                                                   33-76190
        Valuemark IV                                         333-06709
        Charter                                              333-63719
        Alterity                                             333-82329
        Rewards                                              333-95729
        Dimensions                                           333-47886
        High Five                                            333-90260
        Charter II                                          333-101812
        High Five Bonus                                     333-111049
        High Five L                                         333-120181
        Custom Income Variable Annuity                      333-126217
        Elite                                               333-134267
        Vision                                              333-139701

        ALLIANZ REGISTERED FIXED ANNUITIES                  33 ACT NO.
        Monthly Sum Annuity                                    Pending


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